GLOBALINK, INC.

                                AGENCY AGREEMENT



                                                              As of May 28, 1998






M.H. Meyerson & Co., Inc.
525 Washington Blvd.
Jersey City, N.J. 07303-0260

Gentlemen:

                  Globalink, Inc., a Delaware corporation ("Company"), proposes to offer for sale in a private placement ("Offering"), units ("Units") aggregating $2,200,000 of gross proceeds to the Company. Each Unit consists of a $100,000 principal amount 10% Convertible Debenture ("Debenture") and 23,000 Common Stock Purchase Warrants (each a "Warrant"). The per-Unit offering price ("Offering Price") will be $100,000. The Debenture will be issued in the form of Exhibit A ("Debenture Certificate") to the Offering Documents (as hereinafter defined).The Warrant will be issued in the form of Exhibit B ("Warrant Certificate") to the Offering Documents. The Units will be offered on a "best efforts, all or none basis," in accordance with Section 4(2) and/or 3(b) of the Securities Act of 1933, as amended ("Securities Act"), and Rules 501-506 of Regulation D ("Reg D") promulgated thereunder, only to "accredited investors," as defined in Reg D. The minimum subscription amount will be $100,000, but subscriptions for amounts less than $100,000 may be accepted at the discretion of the Placement Agent (as defined hereinafter).

                  The Units, Debentures and Warrants have the terms and conditions reflected in the Company's Confidential Private Placement Memorandum dated May 28, 1998 to be delivered to each subscriber of Units ("PPM"). The PPM, together with all exhibits thereto, including, but not limited to, the Debenture Certificate and the Warrant Certificate, form of Subscription Agreement to be executed by each purchaser and the Company, the Company's Annual Report on Form 10-KSB for the year ended December 31, 1998, the Company's Quarterly Report on Form 10-QSB for the quarter ended March 31, 1998 and the Company's 1998 Proxy Statement will be referred to herein as the "Offering Documents. "M.H. Meyerson & Co., Inc. is sometimes referred to herein as "MHM" or the "Placement Agent."

1.        Appointment of Placement Agent; The Offering Period.

2.

         1.1 Appointment of Placement Agent. You are hereby appointed exclusive Placement Agent of the Company during the offering period herein specified ("Offering Period") for the purpose of assisting the Company in placing the Units with purchasers who are qualified accredited investors ("Subscribers"). You hereby accept such agency and agree to assist the Company in placing Units with the Subscribers. Your agency hereunder is not terminable by the Company except upon termination of the Offering or breach by you of your material obligations hereunder. You may remit, in your discretion, a portion of your commissions, non-accountable expense allowance and/or Placement Agent Options (as defined below) to other members of the NASD who assist you in placing Units.


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         1.2 Offering Period.  The Offering Period shall commence on the day the
Offering Documents are first made available to you by the Company and shall continue until June 29, 1998; provided, however, that the Offering Period may be extended for an additional period through July 13, 1998 by the mutual decision of the Company and the Placement Agent, without notice to any Subscriber. If, at any time during the Offering Period, subscriptions for not less than $2,200,000 have been received and accepted by the Company (and funds in payment therefor have cleared the banking system), including up to 12 Units that may be subscribed for by affiliates and employees of the Placement Agent, then, upon the mutual consent of the Company and the Placement Agent, a Closing shall take place with respect to such accepted subscriptions. If subscriptions for at least $2,200,000 are not received and accepted prior to the end of the Offering Period (including any extension thereof), the Offering will be terminated and all funds received from Subscribers will be returned, without interest and without any deduction. The day that the Offering Period terminates is hereinafter referred to as the "Termination Date."

         1.3 Offering Documents. The Company will provide the Placement Agent with a sufficient number of copies of the Offering Documents for delivery to potential Subscribers and such other information, documents and instruments which the Placement Agent may reasonably request in order to comply with the rules, regulations and judicial and administrative interpretations respecting compliance with applicable state and federal statutes related to the Offering.

         1.4 Segregation of Funds. Each subscriber for Units shall tender to the Placement Agent a check payable to "M.H. Meyerson & Co., Inc. -- Globalink Special Account" in the amount of the investment subscribed for, which funds shall be held by the Placement Agent in a segregated non-interest bearing bank account in accordance with Rules 10b-9 and 15c2-4 promulgated under the Securities Exchange Act of 1934 ("Exchange Act"), as set forth in the Offering Documents.

         1.5 No Firm Commitment. The Company understands and acknowledges that the undertaking by the Placement Agent pursuant to this Agreement is not a "firm commitment" offering, and the Placement Agent is not obligated in any way to purchase or sell the Units offered hereby.

2. Representations and Warranties of the Company. The Company hereby represents and warrants as follows:

         2.1 Due Incorporation and Qualification. The Company has been duly incorporated, is validly existing and is in good standing under the laws of its state of incorporation and is duly qualified as a foreign corporation for the transaction of business and is in good standing in each jurisdiction in which the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to so qualify would not have a material adverse effect on the business of the Company and its subsidiaries ("Subsidiaries") taken as a whole. The Company has all requisite corporate power and authority necessary to own or hold its properties and conduct its business as described in the Offering Documents.

         2.2 Authorized Capital. The Company is authorized to issue (i) 20,000,000 shares of Common Stock, of which 9,173,749 shares are currently issued and outstanding and (ii) 250,000 shares of preferred stock, of which 28,874 shares of Series A-2 8% convertible redeemable preferred are currently issued and outstanding ("Preferred Stock"). All of the outstanding securities of the Company have been duly and validly authorized and issued and are fully paid and non-assessable. None of the holders of such securities is subject to personal liability solely by reason of being such a holder. The offers and sales of such outstanding securities were at all relevant times either registered under the Securities Act and the applicable state securities or Blue Sky laws or exempt from such registration. The Company has reserved for issuance a sufficient number of shares of Common Stock to be issued upon conversion of the Debentures as set forth in the Debenture Certificate ("Debenture Shares") and upon the exercise of the Warrants as set forth in the Warrant Certificate ("Warrant Shares") and to be issued pursuant to the Placement Agent Options.

         2.3 No Preemptive Rights; Options; Registration Rights. Except as set forth on Schedule 2.3, there are no preemptive or other rights to subscribe for or purchase, or any restriction upon the voting or transfer of, any shares of Common Stock or other securities of the Company, under the Certificate of Incorporation or By-Laws of the Company or under any agreement or other outstanding instrument to which the Company is a party or by which it is bound. Except as set forth on Schedule 2.3, the Company does not have outstanding any option, warrant, convertible security, or other right permitting or requiring it to issue, or otherwise to purchase or convert any obligation into, shares of Common Stock or other securities of the Company and the Company has not agreed to issue or sell any shares of Common Stock or other securities of the Company. Except as set forth on Schedule 2.3, no holder of any of the Company's securities has any rights, "demand," piggyback" or otherwise, to have such securities registered or to demand the filing of a registration statement.

         2.4 Financial Statements. The financial statements of the Company included in the Offering Documents ("Financials") fairly present the financial position and results of operations of the Company at the dates thereof and for the periods covered thereby, subject, in the case of interim periods, to year-end adjustments and normal recurring accruals. The Company has no material liabilities or obligations, contingent, direct, indirect or otherwise except (i) as set forth in the latest balance sheet included in the Financials (the date of such Financials being referred to as the "Balance Sheet Date"), (ii) those incurred in the ordinary course of business since the Balance Sheet Date. Except as described in the PPM, there are no outstanding amounts due to or from any officers, directors or shareholders of the Company, or to any of their respective affiliates, including, but not limited to, accrued salaries, loans, etc.

         2.5 No Material Adverse Changes. Except as otherwise stated in the Offering Documents, since the Balance Sheet Date, there has not been any change in the condition, financial or otherwise, of the Company which could materially adversely affect its ability to conduct its operations as described in the Offering Documents.

         2.6 Subsidiaries. Except for the Subsidiaries set forth in Schedule 2.6, the Company has no subsidiaries and has no interest in, shares of capital stock of or right to acquire an interest in or shares of capital stock of any other corporation, limited liability company, partnership or other entity. The Company owns the outstanding capital stock of the subsidiaries as set forth in
Schedule 2.6 free and clear of all liens, charges and encumbrances of any kind whatsoever, and there are no outstanding rights to acquire, or directly or indirectly control the vote or transfer of, any of the capital stock of the Subsidiaries.

         2.7 Taxes. The Company has filed all federal tax returns and all state and municipal and local tax returns (whether relating to income, sales, franchise, withholding, real or personal property or other types of taxes) required to be filed under the laws of the United States and applicable states, and has paid in full all taxes which have become due pursuant to such returns or claimed to be due by any taxing authority or otherwise due and owing; provided, however, that the Company has not paid any tax, assessment, charge, levy or license fee that it is contesting in good faith and by proper proceedings and adequate reserves for the accrual of same are maintained if required by generally accepted accounting principles. Each of the tax returns heretofore filed by the Company correctly and accurately reflects the amount of its tax liability thereunder. The Company has withheld, collected and paid all levies, assessments, license fees and taxes to the extent required. As used herein, "tax" or "taxes" include all taxes, charges, fees, levies or other assessments imposed by any Federal, state, local, or foreign taxing authority, including, without limitation, income, premium, recapture, credit, excise, property, sales,


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use,  occupation,  service,  service use,  leasing,  leasing  use,  value added, transfer, payroll, employment, license, stamp, franchise or similar taxes (including any interest earned thereon or penalties or additions attributable thereto).

         2.8 Finder's Fees; Other Underwriters. The Company is not obligated to pay a finder's fee to anyone in connection with the introduction of the Company to the Placement Agent or the consummation of the Offering contemplated hereunder. The Company does not owe any monies or other obligations to any NASD member, associate or affiliate.

         2.9 No Pending Actions. Except as set forth in the Offering Documents, there are no actions, suits, proceedings, claims or hearings of any kind or nature existing or pending (or, to the best knowledge of the Company, threatened) or, to the best knowledge of the Company, any investigations or inquiries, before or by any court, or other governmental authority, tribunal or instrumentality (or, to the Company's best knowledge, any state of facts which would give rise thereto), pending or threatened against the Company, or involving the properties of the Company, which might result in any material adverse change in the business, properties, financial position or results of operations of the Company, or which might adversely affect the transactions or other acts contemplated by this Agreement or the validity or enforceability of this Agreement.

         2.10 Private Offering Exemption; Offering Documents. The Offering Documents conform in all material respects with the requirements of Section 4(2) and/or 3(b) of the Securities Act and Rules 501-506 of Reg D and with the requirements of all other applicable rules and regulations of the Securities and Exchange Commission ("Commission") currently in effect relating to "private offerings." The Offering Documents contain all material statements which are required to be stated therein in accordance with such requirements and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Debentures, Warrants and Placement Agent Options conform to the descriptions thereof contained in the Offering Documents. When any exhibit to the PPM that was required to be filed with the Commission, was filed with the Commission pursuant to the Exchange Act or the Regulations promulgated thereunder or other applicable law, such exhibit complied in all material respects with the applicable provisions of the Exchange Act and the Regulations promulgated thereunder or other applicable law and did not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Assuming that (i) a proper Form D is filed in accordance with Rule 503 of Reg D, (ii) the offer and the sale of the Units by the Placement Agent was made in compliance with Rule 502(c) of Reg D and/or Section 4(2) of the Securities Act, and (iii) the representations of the Subscribers in the Subscription Agreements signed by them are true and correct (which facts will not be independently verified by the Company) the sale of Units in the Offering is exempt from registration under the Securities Act and is in compliance with Reg D.

         2.11 Due Authorization; Consents. The Company has full right, power and authority to enter into this Agreement and the Subscription Agreements to be entered into between the Company and the Subscribers and to issue the Debentures, Warrants and Placement Agent Options (collectively the "Offering Agreements") and to perform all of its obligations hereunder and thereunder. The execution and delivery of this Agreement and the Offering Agreements has been duly authorized by all necessary corporate action and no further corporate action or approval is or will be required for their respective execution, delivery and performance. This Agreement constitutes, and the Offering

Agreements upon execution and delivery will constitute, valid and binding obligations of the Company, enforceable in accordance with their respective terms (except (i) as the enforceability thereof may be limited by bankruptcy or other laws now or hereafter in effect relating to or affecting creditors' rights generally, (ii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceedings therefor may be brought, and (iii) that the enforceability of the indemnification and contribution provisions of the respective agreements may be limited by the federal and state securities laws and public policy), and no consent, approval, authorization, order of, or filing with, any court or governmental authority or any other third party is required to consummate the transactions contemplated by this Agreement or the Offering Documents, except that the offer and sale of the Units in certain jurisdictions may be subject to the provisions of the securities or Blue Sky laws of such jurisdictions and final action may have to be taken (but all such final action shall have been taken on or prior to the Closing) with respect to the listing of the Debenture Shares, the Warrant Shares and the Common Stock underlying the Placement Agent Options. On or prior to the Closing, the Debenture Shares, the Warrant Shares, and the shares of Common Stock issuable upon exercise of the Placement Agent Options will have been approved for listing on the American Stock Exchange, subject to the notification of issuance.

         2.12 Non-Contravention. The Company's execution and delivery of this Agreement and the Offering Agreements and the incurrence of the obligations herein and therein set forth, and the consummation of the transactions contemplated herein and therein will not (i) conflict with, or constitute a breach of, or a default under, the Certificate of Incorporation or By-Laws of the Company, or any contract, lease or other agreement or instrument to which the Company is a party or in which the Company has a beneficial interest or by which the Company is bound; (ii) violate any existing applicable law, rule or regulation, or any judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its properties or business (collectively, "Laws"), except where such violation(s) would not have a material adverse effect, singly or in the aggregate, on the Company; or (iii) have any material adverse effect on any permit, certification, registration, approval, consent, license or franchise (collectively, "Permits") necessary for the Company to own or lease and operate any of its properties or to conduct its business.

         2.13 Shares and Warrants. The Debenture Shares, the Warrant Shares and the shares of Common Stock underlying the Placement Agent Options have been duly and validly authorized and, when issued and delivered in accordance with the terms of the Debentures, the Warrants and Placement Agent Options, as the case may be, will be duly and validly issued, fully paid and non-assessable. The holders of the Debenture Shares, the Warrant Shares and the shares of Common Stock underlying the Placement Agent Options will not be subject to personal liability by reason of being such holders and will not be subject to the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company. All corporate action required to be taken for the authorization, issuance and sale of the Debenture Shares, the Warrant Shares and the shares of Common Stock underlying the Placement Agent Options have been duly and validly taken.

         2.14 No Right to Purchase. The issuance of the Units in the Offering, the Placement Agent Options and the shares of Common Stock upon conversion of the Debentures and exercise of the Warrants and Placement Agent Options will not give any holder of any of the Company's outstanding shares of Common Stock, options, warrants or other convertible securities or rights to purchase securities of the Company (i) the right to purchase any additional shares of Common Stock or any other securities of the Company, or (ii) the right to purchase any securities at a reduced price, except that if all of the Debentures were converted and all of the Warrants exercised, the number of shares issuable upon conversion of each share of the Company's Series A-2 Preferred Stock would be increased to 13.228 from 12.9053 and the number of shares issuable upon exercise of each of the Company's outstanding warrants issued in connection with the issuance of the Series A-2 Preferred Stock would be increased to 1.35 from 1.29.

         2.15 No Regulatory Problems. The Company (i) has not filed a registration statement which is the subject of any pending proceeding or examination under Section 8 of the Securities Act, and is not and has not been the subject of any refusal order or stop order thereunder; (ii) is not subject to any pending proceeding under Rule 258 of the Securities Act or any similar rule adopted under Section 3(b) of the Securities Act, or to an order entered thereunder; (iii) has not been convicted of any felony or misdemeanor in connection with the purchase or sale of any security or involving the making of any false filing with the Commission; (iv) is not subject to any order, judgment, or decree of any court of competent jurisdiction temporarily or preliminarily restraining or enjoining, or subject to any order, judgment, or decree of any court of competent jurisdiction permanently restraining or enjoining, the Company from engaging in or continuing any conduct or practice in connection with the purchase or sale of any security or involving the making of any false filing with the Commission; and (v) is not subject to a United States Postal Service false representation order entered under Section 3005 of Title 39, United States Code or a temporary restraining order or preliminary injunction entered under Section 3007 of Title 39, United States Code, with respect to conduct alleged to have violated Section 3005 of Title 39, United States Code. None of the Company's directors, officers, or beneficial owners of 10 percent or more of any class of its equity securities (i) has been convicted of any felony or misdemeanor in connection with the purchase or sale of any security, involving the making of a false filing with the Commission, or arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, or investment advisor; (ii) is subject to any order, judgment or decree of any court of competent jurisdiction temporarily or preliminarily enjoining or restraining, or is subject to any order, judgment or decree of any court of competent jurisdiction permanently enjoining or restraining, such person from engaging in or continuing any conduct or practice in connection with the purchase or sale of any security, or involving the making of a false filing with the Commission, or arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, or investment adviser;
(iii) is subject to an order of the Commission entered pursuant to Section 15(b), 15B(a) or 15B(c) of the Exchange Act, or is subject to an order of the Commission entered pursuant to Section 203(e) or (f) of the Investment Advisers Act of 1940; (iv) is suspended or expelled from membership in, or suspended or barred from association with a member of, an exchange registered as a national securities exchange pursuant to Section 6 of the Exchange Act, an association registered as a national securities association under Section 15A of the Exchange Act, or a Canadian securities exchange or association for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade; or (v) is subject to a United States Postal Service false representation order entered under Section 3005 of Title 39, United States Code, or is subject to a restraining order or preliminary injunction entered under
Section 3007 of Title 39, United States Code, with respect to conduct alleged to have violated Section 3005 of Title 39, United States Code.

         2.16 No Defaults. The Company is not in default in the performance and observance of any term, covenant or condition of any license, contract, indenture, mortgage, deed of trust, note, loan or credit agreement, or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which the Company is a party or by which the Company may be bound or to which any of the properties or assets of the Company is subject (collectively "Contracts"), except defaults which (singly or in the aggregate) would not have a material adverse effect on the Company. Schedule
2.21 attached hereto lists all material Contracts that the Company is subject to. The Company is not in violation of any term or provision of its Certificate of Incorporation or By-Laws.

         2.17 Conduct of Business; Compliance with Law. The Company has all requisite corporate power and authority, and has all necessary Permits, to own or lease its properties and conduct its business as described in the Offering Documents. The Company has been operating its business in compliance with all such Permits. The disclosures in the Offering Documents concerning the effects of federal, state and local regulation on the Company's business as currently contemplated are correct in all material respects and do not omit to state a material fact. The Company is in compliance with all Laws except where noncompliance, singly or in the aggregate, would not have a material adverse effect on the Company.

         2.18 Title to Property; Insurance. The Company has good and marketable title to, or valid and enforceable leasehold estates in, all items of real and personal property (tangible and intangible) owned or leased by it, free and clear of all liens, encumbrances, claims, security interests, defects and restrictions of any material nature whatsoever. The Company has adequately insured its properties against loss or damage by fire or other casualty and maintains, in adequate amounts.

         2.19 Intangibles. The Company owns or possesses the requisite licenses or rights to use all trademarks, service marks, service names, trade names, patents and patent applications, copyrights and other rights (collectively, "Intangibles") used by the Company in its business or relating to products or services sold by the Company, and all such Intangibles are listed on Schedule
2.19. The Company's Intangibles which have been registered in the United States Patent and Trademark Office have been fully maintained and are in full force and effect. There is no material claim or action by any person pertaining to, or proceeding pending or, to the Company's knowledge, threatened and the Company has not received any notice of conflict with, the asserted rights of others which challenges the exclusive right of the Company with respect to any Intangibles used in the conduct of the Company's business except as described in the Offering Documents. The Intangibles and the Company's current products, services and processes do not infringe on any intangibles held by any third party. To the best of the Company's knowledge, no others have infringed upon the Intangibles of the Company.

         2.20      [Intentionally Omitted]

         2.21      [Intentionally Omitted]

         2.22 Exchange Act Reports. The Company has filed all forms, reports, statements and other documents required to be filed with the Securities and Exchange Commission and has heretofore made available to the Placement Agent, in the same form filed with the Commission, copies of its (i) Annual Report on Form 10-KSB for fiscal 1997 and its Quarterly Report on Form 10-QSB for the fiscal quarter ended March 31, 1998, (ii) all proxy statements relating to meetings of stockholders (whether annual or special) since January 1, 1998, (iii) all reports on Form 8-K since January 1, 1998, and (iv) all other reports or registration statements filed by the Company since January 1, 1998 (collectively, the "Company Reports"). As of their respective filing dates, the Company Reports (i) complied as to form in all material respects with the requirements of the 1934 Act and the Securities Act and (ii) did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         2.23 Subsidiaries. The representations and warranties made by the Company in this Agreement shall also apply and be true with respect to each wholly and partially owned subsidiary, individually and taken as a whole with the Company and all subsidiaries, as if each representation and warranty contained herein made specific referenced to the subsidiary each time the term "Company" was used.

3. Representations and Warranties of the Placement Agent. The Placement Agent represents and warrants as follows:

         3.1 Due Incorporation. The Placement Agent is duly incorporated and validly existing and in good standing under the laws of its state of incorporation and is duly qualified as a foreign corporation for the transaction of business and is in good standing in each jurisdiction where the failure to be so qualified would not have a materially adverse effect on the business of the Placement Agent.

         3.2       Broker/Dealer  Registration.   The  Placement  Agent  is
registered  as  a  broker-dealer  under Section 15 of the Exchange Act.

         3.3 Good Standing. The Placement Agent is a member in good standing of the NASD.

         3.4 Sale In Certain Jurisdictions. Sales of Units by the Placement Agent will be made only in such jurisdictions in which (i) the Placement Agent is a registered broker-dealer or where an applicable exemption from such registration exists and (ii) the Offering and sale of Units is registered under, or is exempt from, applicable registration requirements.

         3.5 Compliance with Laws. Offers and sales of Units by the Placement Agent will be made in compliance with the provisions of Rule 502(c) of Reg D and/or Section 4(2) of the Securities Act, and the Placement Agent will furnish to each subscriber a copy of the Offering Documents prior to accepting any payments for Units.

4.        Closing.

         4.1 Closing. If at any time prior to the Termination Date subscriptions for not less than $2,200,000 of the Units have been accepted by the Company, after subscription proceeds for such accepted subscriptions have cleared the banking system and upon the mutual consent of the Company and the Placement Agent that there should be a Closing, a Closing shall take place at the offices of Graubard Mollen & Miller ("GM&M"), 600 Third Avenue, New York, New York. At the Closing, payment for the Units issued and sold by the Company (by certified check payable to the order of, or by wire transfer to, the Company), less the amount deductible by the Placement Agent pursuant to Section 4.4 hereof, shall be made against delivery of the Debenture Certificates and Warrant Certificates representing the Units.

         4.2 Deliveries at Closing. At the Closing, and as a condition to such Closing, the Company shall deliver or cause to be delivered to the Placement Agent:

                  4.2.1 Opinions of Counsel. The opinion of The Stoppelman Law Firm, dated as of the date of the Closing, to the effect that:

                           (1)       The  Company  and each of the  Subsidiaries
has been duly organized and is validly existing as a corporation or other entity and is in good standing under the laws of its state of organization and is duly qualified and in good standing in each jurisdiction in which it owns or leases any real property or the character of its operations requires such qualification, except where the failure to so qualify would not have a material adverse effect on the business of the Company and the Subsidiaries taken as a whole.

                           (2)       Based on a review of the Certificate of
Incorporation of the Company, and its corporate minute book and stock records, the Company is authorized to issue (i) 20,000,000 shares of Common Stock, of which 9,173,749 shares are currently issued and outstanding, and (ii) 250,000 shares of Preferred Stock, of which 28,874 shares of Series A-2 8% convertible redeemable preferred are currently issued and outstanding. All issued and outstanding securities of the Company have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof have no rights of rescission with respect thereto, and are not subject to personal liability by reason of being such holders; and none of such securities was issued in violation of the statutory preemptive rights of any holders of any security of the Company or, to the knowledge of such counsel, similar contractual rights granted by the Company. The options and warrants to purchase shares of Common Stock outstanding immediately before the Closing constitute the valid and binding obligations of the Company, enforceable in accordance with their terms. The offers and sales of Common Stock and options and warrants to purchase shares of Common Stock outstanding immediately before the Closing were at all relevant times either registered under the Securities Act and the applicable state securities laws or Blue Sky Laws or are exempt from the registration requirements thereof.

                           (3)       The Company and each of the Subsidiaries
has all requisite corporate power or other authority, and has all necessary Permits of and from all governmental or regulatory officials and bodies to own or lease its properties and conduct its business as described in the PPM, and, to the knowledge of such counsel, is and has been doing business in compliance with all Permits, except where the failure to obtain or comply with any Permit, singly or in the aggregate would not have a material adverse effect on the Company or any Subsidiary.

                           (4)       Except as set forth on Schedule 2.3 to this
Agreement, there are no statutory preemptive or other rights to subscribe for or purchase, or any restriction upon the voting or transfer of, any shares of Common Stock of the Company, or to such counsel's knowledge any other rights to subscribe or purchase from the Company any shares of Common Stock, or any such right or restriction under the Certificate of Incorporation or By-Laws of the Company or, to the best of such counsel's knowledge, under any agreement or other outstanding instrument to which the Company is a party or by which it is bound. To the best of such counsel's knowledge, except as set forth in Schedule 2.3, (A) no holders of any securities of the Company or of any options, warrants or securities of the Company exercisable for or convertible or exchangeable into securities of the Company have the right to require the Company to register any such securities of the Company under the Securities Act or to include any such securities in a registration statement to be filed by the Company; and (B) the issuance of the Units in the Offering and the issuance of Debenture Shares upon conversion of the Debentures and the Warrant Shares upon the exercise of the Warrants, the issuance of the Placement Agent Options or the issuance of the Common Stock upon exercise of the Placement Agent Options will not give any holder of any of the Company's outstanding options, warrants or other convertible securities or rights to purchase shares of the Company's Common Stock, the right to purchase or be issued any additional shares of Common Stock and/or the right to purchase shares at a reduced price.

                           (5)       In the course of the  preparation of the
Offering Documents, such counsel has participated in discussions with officers of the Company. Nothing has come to such counsel's attention which has caused such counsel to believe that the Offering Documents contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (except that such counsel need not express any opinion as to the Financial Statements and other financial or statistical data contained in the Offering Documents). The statements in the Offering Documents have been reviewed by such counsel, and insofar as they refer to statements of law, descriptions of statutes, licenses, rules or regulations or legal conclusions, are correct in all material respects. No statute or regulation or legal or governmental proceeding required to be described in the Offering Documents is not described as required, nor are any contracts or documents of a character required to be described in the Offering Documents not so described or filed as required. Assuming that (a) a proper Form D is filed in accordance with Rule 503 of Reg D, (b) the offer and the sale of the Units by the Placement Agent was made in compliance with Rule 502(c) of Reg D and (c) the representations of the Subscribers in the Subscription Agreements signed by them are true and correct (which facts have not been independently verified by counsel), the sale of the Units is exempt from registration under the Securities Act and is in compliance with Reg D.

                           (6)       The certificates  representing  the
Debentures, the Warrants and the Placement Agent Options are in proper legal form. The Debentures, Warrants and Placement Agent Options conform in all respects to the descriptions thereof contained in the PPM.

                           (7)       To such counsel's  knowledge,  the Company
has good and marketable title to, or valid and enforceable leasehold estates in, all items of real and personal property (tangible and intangible) stated in the Offering Documents to be owned or leased by it, free and clear of all liens, encumbrances, claims, security interests, defects and restrictions of any material nature whatsoever, other than those referred to in the Offering Documents and liens for taxes not yet due and payable.

                           (8)       The Company has all corporate  power and
authority to engage in and consummate the Offering and to execute and deliver the Offering Agreements and to carry out the provisions and conditions thereof, and all consents, authorizations, approvals and orders required in connection therewith have been obtained. No consents, approvals, authorizations or orders of, and no filing with, any court or governmental agency or body (other than such as may be required under applicable Blue Sky laws) is required for the valid authorization, issuance, sale and delivery of the Debentures and Warrants and the Placement Agent Options or the Common Stock issuable upon conversion of the Debentures and upon exercise of the Warrants and the Placement Agent Options, and the consummation of the transactions and agreements contemplated by the Offering Documents and the Offering Agreements. The Debenture Shares and the Warrant Shares and the Common Stock issuable upon exercise of the Placement Agent Options have been approved for listing on the American Stock Exchange, subject to notification of issuance.

                           (9)       The  Debentures  and Warrants  included in
the Units have been duly authorized and validly issued and the Debenture Shares and Warrant Shares when issued and paid for will be, validly issued, fully paid and non-assessable, and the holders thereof are not and will not be subject to personal liability by reason of being such holders. The Placement Agent Options have been duly authorized and validly issued, and the Common Stock issuable upon exercise of the Placement Agent Options, when issued and paid for, will be validly issued, fully paid and non-assessable, and the holders thereof will not be subject to personal liability by reason of being such holders. All corporate action required to be taken for the authorization, issuance and sale of the Units, Debentures, Warrants, Debenture Shares, Warrant Shares, Placement Agent Options and Common Stock underlying the Placement Agent Options has been duly and validly taken. The Company has reserved for issuance a sufficient number of shares of Common Stock to be issued upon conversion of the Debentures and upon exercise of the Warrants and Placement Agent Options. This Agreement, the Subscription Agreements and the other Offering Documents and Offering Agreements have been duly and validly authorized, executed and delivered by the Company, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

                           (10)      To the best of counsel's knowledge, the
execution, delivery and performance by the Company of the Offering Documents and the Offering Agreements, the issuance and sale of the Debentures, Warrants, Debenture Shares, Warrant Shares, Placement Agent Options and Common Stock issuable upon exercise of the Placement Agent Options, the consummation of the transactions contemplated hereby and thereby and the compliance by the Company with the terms and provisions hereof and thereof, do not and will not, with or without the giving of notice or the lapse of time, or both, (A) conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or modification of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company pursuant to the terms of, any material mortgage, deed of trust, note, indenture, loan, contract, commitment or other material agreement or instrument to which the Company is a party or by which the Company or any of its properties or assets may be bound, (B) result in any violation of the provisions of the Certificate of Incorporation or the By-Laws of the Company, (C) violate any Law, except where such violation would not have a material adverse effect upon the Company, or (D) have a material effect on any Permit.

                           (11)      To the  best of such  counsel's  knowledge,
no default exists in the due performance and observance of any term, covenant or condition of any material license, contract, indenture, mortgage, deed of trust, note, loan or credit agreement, or any other material agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or instrument to which the Company or a Subsidiary is a party or by which the Company or a Subsidiary may be bound or to which any of its properties or assets is subject, except such defaults which, singly or in the aggregate, would not have a material adverse effect on the Company or any Subsidiary. Neither the Company nor any Subsidiary is in violation of any term or provisions of its Certificate of Incorporation or By-Laws. To the best of such counsel's knowledge, neither the Company nor any Subsidiary is in violation of any Law, except where such violation would not have a material adverse effect on the Company or any Subsidiary.

                           (12)      To the best of such counsel's  knowledge,
the Company and each Subsidiary owns or possesses, free and clear of all liens or encumbrances and rights thereto or therein by third parties, the requisite licenses or other rights to use all intangibles and other rights necessary to conduct its business (including, without limitation, any such licenses or rights described in the Offering Documents as being licensed to or owned or possessed by the Company or a Subsidiary) and, to the best of such counsel's knowledge, there is no material claim or action by any person pertaining to, or proceeding, pending or threatened which challenges the exclusive rights of the Company or a Subsidiary with respect to any intangibles used in the conduct of its business (including without limitation any such licenses or rights described in the Offering Documents as being owned or possessed by the Company or a Subsidiary). To the best of such counsel's knowledge, the Company's current products, services and processes do not infringe on any Intangible held by third persons.

                           (13)      To the best of such  counsel's  knowledge,
except as described in the Offering Documents, there are no claims, actions, suits, hearings, investigations, inquiries or proceedings of any kind or nature, before or by any court, governmental authority, tribunal or instrumentality, domestic or foreign, pending or threatened against or affecting the Company or a Subsidiary or involving the properties of the Company or a Subsidiary which may result in any material adverse change in the business, properties or financial condition of the Company or a Subsidiary, or which may adversely affect the transactions or other acts contemplated by this Agreement or the validity or enforceability of this Agreement.

                  4.2.2 Officers' Certificate. A certificate of the Company, signed by two executive officers thereof, stating (i) that the representations and warranties contained in Section 2 hereof are true and accurate at the Closing as applied to the Company with the same effect as though expressly made at the Closing, and (ii) that the Company has complied with all covenants and agreements required to be complied with as of the Closing.

                  4.2.3 Investor Documents. Subscription Agreements signed by the Company and each of the Subscribers.

                  4.2.4 Certificates. The certificates representing the Debentures and the Warrants included in the Units.

                  4.2.5 Consents. Consents of any parties required to consummate this Offering and the transactions contemplated thereby.

                  4.2.6 Placement Agent Options. At the Closing, the Company shall issue to the Placement Agent and its designees, five-year options ("Placement Agent Options") to purchase, in the aggregate, 220,000 shares of Common Stock, exercisable at a purchase price equal to 110% of the Conversion Price of the Debentures (and subject to reduction after one year if the initial Conversion Price is $2.25 per share), at any time until the fifth anniversary of the Closing. The Placement Agent Option will be in the form of Exhibit A annexed hereto.

                  4.2.7     [omitted]

                  4.2.8     [omitted]

                  4.2.9     [omitted]

                  4.2.10 American Stock Exchange. Evidence satisfactory to the Placement Agent that the Debenture Shares, Warrant Shares and Common Stock issuable upon exercise of the Placement Agent options have been approved for listing, subject to notification of issuance, on the American Stock Exchange ("AMEX").

                  4.2.11 Other Documents. Such other closing documents as shall be reasonably requested by the Placement Agent or GM&M.

         4.3 Conditions. The obligations of the Placement Agent under this Agreement shall be subject to the following conditions:

                           (1)       All  representations  and warranties of the
Company set forth in this Agreement are true and accurate as of the date of the Closing; and

                           (2)       The Company has  complied  with all
covenants and agreements required to be complied with as of the date of the Closing.

         4.4 Placement Agent's Fees and Expenses. At the Closing, the Company shall pay to the Placement Agent a commission equal to 10% of the aggregate purchase price of the Units sold in the Offering. In order to reimburse the Placement Agent for its expenses incurred in connection with the Offering, at the Closing, the Company also shall pay to the Placement Agent a non-accountable expense allowance equal to $35,000 (less $10,000 paid on account). On or before the Closing, the Company shall also pay the fees and disbursements of GM&M referred to in Section 5.2 below in connection with the qualification of the Units under the securities or Blue Sky laws of the states which the Placement Agent shall designate and the other expenses of the offering that are referred to in Section 5.2 below. All the foregoing amounts are payable directly to the parties who are owed same by deduction from the aggregate purchase price of the Units sold.

5.        Covenants.  The Company covenants and agrees that:

         5.1 Amendments to Offering Documents. Until the Offering has been completed or terminated, if there shall occur any event relating to or affecting, among other things, the Company or any affiliate, or the proposed operations of the Company as described in the Offering Documents, as a result of which it is necessary, in the reasonable opinion of GM&M or counsel for the Company, to amend or supplement the Offering Documents in order that the Offering Documents will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Company shall immediately prepare and furnish to the Placement Agent a reasonable number of copies of an appropriate amendment of or supplement to the Offering Documents, in form and substance satisfactory to GM&M.

         5.2 Expenses of Offering. The Company shall be responsible for, and shall pay, all fees, disbursements and expenses incurred in connection with the Offering, including, but not limited to, the Company's legal and accounting fees and disbursements, the costs of preparing, printing, mailing, delivering and, where necessary, filing the Offering Documents, including all amendments and supplements thereto, this Agreement, the Subscription Agreement, Debentures, Warrants and Placement Agent Options and related documents, all in quantities as the Placement Agent may reasonably require; preparation of four transaction "bibles" for the Offering as well as the offering completed pursuant to the 1997 Agency Agreement (as defined in Section 5.6); the reasonable costs of up to $10,000 of any "due diligence meetings" or investigations conducted by the Company including the fees of a consultant to render a due diligence report to the Placement Agent on the Company; preparation and printing of stock certificates; and the fees and disbursements of GM&M in connection with blue sky matters (which fees (excluding disbursements) shall be $10,000), plus "blue sky" filing fees to be paid in the various states (as such fees become due) and transfer taxes and transfer and warrant agent fees.

         5.3 Further Assurances. The Company will take such actions as may be reasonably required or desirable to carry out the provisions of this Agreement and the transactions contemplated hereby. The Company further agrees to take promptly, or cause to be taken, all actions and to do promptly, or cause to be done, all other things necessary, proper or advisable to prepare the registration statement necessary to file with the Commission in connection with the proposed initial public offering and have such registration statement declared effective by the Commission.

         5.4 Capitalization. The Company will not change its current capitalization or issue any shares of capital stock or any options, warrants or other securities convertible into or exchangeable for shares of Common Stock, other than as contemplated in the Letter of Intent, without the consent of the Placement Agent prior to the earlier of the abandonment or consummation of the Offering.

         5.5       [omitted]

         5.6 Right of First Refusal. The thirty-day right of first refusal to underwrite or place any public or private sale of debt or equity securities ("Future Offering") of the Company or any subsidiary or successor of the Company granted to the Placement Agent by the Company pursuant to the Agency Agreement, dated October 15, 1997 ("1997 Agency Agreement"), between the Company and the Placement Agent is hereby extended until October 20, 2001.

         5.7 Designee to the Board of Directors. The right granted to the Placement Agent by the Company pursuant to the 1997 Agency Agreement to designate a person to serve on the Company's Board of Directors or, alternatively, to designate and send a representative to observe each meeting of the Board of Directors is extended until October 20, 2001 and expended such that the Placement Agent shall have the right to designate two, not merely one, persons to serve on the Company's Board of Directors. If the Placement Agent designates a second person prior to the Closing of this Offering and the Company's 1998 Annual Meeting of Stockholders to be held on June 19, 1998 ("Annual Meeting"), the Company will permit such designee to observe each meeting of the Company's Board of Directors, as provided in the 1997 Agency Agreement, held prior to the Annual Meeting, and, at a regular or special meeting of the Board of Directors that will be held by the Company on June 19, 1998 immediately following the Annual Meeting, the Company will expand the Board of Directors by one person and elect such designee to immediately become a director of the Company, and, if the Closing of the Offering has not been held prior to the Annual Meeting, the designee's election shall be a condition to the Closing of the Offering.

         5.8 Accuracy of Representations and Warranties. The Company hereby agrees that prior to the Termination Date it will not enter into any transaction or take any action, and will use its best efforts to prevent the occurrence of any event, which could result in any of its representations, warranties or covenants contained in this Agreement or any of the Offering Documents not to be true and correct, or not to be performed as contemplated, at and as of the time immediately after the occurrence of such transaction or event.

         5.9       Warrant Solicitation and Warrant Solicitation Fee.

                  5.9.1 Engagement. The Company hereby engages the Placement Agent, on a non-exclusive basis, as its agent for the solicitation of the exercise of the Warrants. The Company, at its cost, will (i) assist the Placement Agent with respect to such solicitation, if requested by the Placement Agent and (ii) provide the Placement Agent, and direct the Company's transfer and warrant agents to deliver to the Placement Agent, lists of the record, and to the extent known, beneficial owners of the Warrants. The Company shall instruct the transfer and warrant agents to cooperate with the Placement Agent in every respect in connection with the Placement Agent's solicitation activities, including, but not limited to, providing to the Placement Agent, at the Company's cost, a list of record and beneficial holders of the Warrant and providing disclosure documents, where necessary, to holders of the Warrants at the time of exercise of the Warrants.

                  5.9.2 Procedure. In each instance in which a Warrant is exercised, the Company shall promptly give written notice of such exercise to the Placement Agent. If, upon the exercise of any Warrant, (i) the market price of the Company's Common Stock is greater than the Warrant exercise price, (ii) disclosure of compensation arrangements was made at the time of offering and of exercise (as required by applicable law, rule or regulation), (iii) the exercise of the Warrant was solicited by the Placement Agent, (iv) the Warrant was not held in a discretionary account, and (v) the solicitation of the exercise of the

Warrant was not in violation of Regulation M (as such rule or any successor rule may be in effect as of such time of exercise) promulgated under the Exchange Act, then the Company shall, upon exercise of the Warrant, pay from the proceeds received upon exercise of the Warrant a fee of 5% of the Warrant exercise price to the Placement Agent, provided that the Placement Agent delivers to the Company a certificate that the conditions set forth in the preceding clauses
(iii), (iv) and (v) have been satisfied. The Placement Agent may, at any time during business hours, examine the records of the Company, including its ledger of original Warrant certificates returned to the Company upon exercise of Warrants.

         5.10 Listing of Securities. The Company shall apply for listing, and obtain such listing, for the shares of Common Stock issuable upon conversion of the Debentures and upon exercise of the Warrants and the Placement Agent Options on the AMEX, at or prior to the Closing and maintain such listing until the seventh anniversary of the date of Closing.

         5.11      [omitted]

         5.12 Future Offerings. The Company shall not, without the Placement Agent's consent (which shall not be unreasonably withheld), (i) allow any registration statement of the Company under the Securities Act to be declared effective, or (ii) consummate any offering of its equity securities (including debt securities convertible into equity securities) pursuant to Regulation D or Regulation S promulgated under the Securities Act, or any successor regulations, during the eighteen (18) month period following the Closing.

         5.13 Outstanding Insider Loan. The Company shall cause its Chairman and Chief Executive Officer, Harry E. Hagerty, Jr., to repay in full his debt obligation to the Company (amounting to $327,750, including accrued interest, at March 31, 1998) within thirty (30) days of the Closing.

6.        [omitted]

7.         Indemnification and Contribution.

         7.1 Indemnification by the Company. The Company agrees to indemnify and hold harmless the Placement Agent and each person, if any, who controls the Placement Agent within the meaning of the Securities Act and/or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which the Placement Agent or such controlling person may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained
(A) in the Offering Documents, or (B) in any blue sky application or other document executed by the Company specifically for blue sky purposes or based upon any other written information furnished by the Company or on its behalf to any state or other jurisdiction in order to qualify any or all of the Units under the securities laws thereof (any such application, document or information being hereinafter called a "Blue Sky Application"), (ii) any breach by the Company of any of its representations, warranties or covenants contained herein or in any of the Offering Agreements, or (iii) the omission or alleged omission by the Company to state in the Offering Documents or in any Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and will reimburse the Placement Agent and each such controlling person for any legal or other expenses reasonably incurred by the Placement Agent or such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action, whether arising out of an action between the Placement Agent and the Company or the Placement Agent and a third party; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information regarding the Placement Agent which is furnished to the Company by the Placement Agent specifically for inclusion in the Offering Documents or any such Blue Sky Application or (ii) any breach by the Placement Agent of the representations, warranties or covenants contained herein (collectively, (i) and (ii) above are referred to as the "Non-Indemnity Events").

         7.2 Indemnification by the Placement Agent. The Placement Agent agrees to indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of the Securities Act and/or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which the Company or such controlling person may become subject, under the Securities Act or otherwise insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any Non-Indemnity Event; and will reimburse the Company and each such controlling person for any legal or other expenses reasonably incurred by the Company or such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action provided that such loss, claim, damage or liability is found ultimately to arise out of or be based upon any Non-Indemnity Event.

         7.3 Procedure. Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 7, notify in writing the indemnifying party of the commencement thereof; and the omission so to notify the indemnifying party will relieve the indemnifying party from any liability under this Section 7 as to the particular item for which indemnification is then being sought, but not from any other liability which it may have to any indemnified party. In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may wish, jointly with any other indemnifying party, similarly notified, to assume the defense thereof, with counsel who shall be to the reasonable satisfaction of such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. Any such indemnifying party shall not be liable to any such indemnified party on account of any settlement of any claim or action effected without the consent of such indemnifying party.

         7.4 Contribution. If the indemnification provided for in this Section 7 is unavailable to any indemnified party in respect to any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, will contribute to the amount paid or payable by such indemnified party, as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand, and the Placement Agent, on the other hand, from the Offering, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above, but also the relative fault of the Company, on the one hand, and of the Placement Agent, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Placement Agent, on the other hand, shall be deemed to be in the same proportion as the total proceeds from the Offering (net of sales commissions and the non-accountable expense allowance, but before deducting other expenses) received by the Company bear to the commissions and non-accountable expense allowance received by the Placement Agent. The relative fault of the Company, on the one hand, and the Placement Agent, on the other hand, will be determined with reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company, and its relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         7.5 Equitable Considerations. The Company and the Placement Agent agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph.

         7.6 Attorneys' Fees. The amount payable by a party under this Section 7 as a result of the losses, claims, damages, liabilities or expenses referred to above will be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

8. Termination by Placement Agent. The Placement Agent shall have the right to terminate this Agreement at any time prior to the Closing if (i) the Placement Agent determines that market conditions would preclude a successful offering;
(ii) a material adverse change not yet reported by the Company in its public filings has occurred in the financial condition, business or prospects of the Company; or (iii) the Company has breached any of its material representations, warranties or obligations hereunder, or failed to expeditiously proceed with the

Offering. If the Placement Agent elects not to proceed with the Offering as a result of the condition enumerated in clause (i) above, or if the Company elects not to proceed with the offering as a result of a Repricing Event (as defined below), the Placement Agent shall be entitled to retain the deposit of $10,000 previously paid to it ("Deposit"), but the Company shall not be liable to the Placement Agent for any other expenses. If the Placement Agent elects not to proceed with the Offering as a result of any of the conditions enumerated in any of clauses (ii) or (iii) above, or if the Company elects not to proceed with the Offering for any reason (other than because the closing bid price of the Common Stock has been above $3.50 for any five consecutive trading days after the date hereof and before the closing ("Repricing Event")), then (a) the Company shall reimburse the Placement Agent in full for its reasonable out-of-pocket expenses (including, without limitation its reasonable legal fees and disbursements) up to an aggregate of $25,000, against which the Deposit shall be applied as a credit and (b) if the Company subsequently engages in any public offering, private placement or other capital raising transaction involving the sale of its securities, or in any sale or exchange of all or substantially all of its assets or outstanding shares of capital stock (including by way of merger), or in any similar transaction within 12 months following the termination of the Offering, then the Company shall pay the Placement Agent a fee of $150,000. The provisions of Sections 7 and 8 of this Agreement shall survive the termination of this Agreement for any reason.

9. Notices. Any notice hereunder shall be in writing and shall be effective when delivered in person or by facsimile transmission, or mailed by certified mail, postage prepaid, return receipt requested, to the appropriate party or parties, at the following addresses: if to the Placement Agent, to M.H. Meyerson & Co., Inc., 525 Washington Blvd, Jersey City, New Jersey 07303-0260,
Attention: Ronald I. Heller (Fax No. 201-459-9510); with a copy to Graubard Mollen & Miller, 600 Third Avenue, New York, New York 10016, Attention: David Alan Miller, Esq. (Fax No. 212/818-8881); if to the Company, to Globalink, Inc., 9302 Lee Highway, 12th Floor, Fairfax, Virginia 22031, Attention: Mr. Harry E. Hagerty, Jr., President (Fax No. 703/273-3866); with a copy to The Stoppelman Law Firm, 1749 Meadow Road, Suite 610, McLean, Virginia 22102-4310, Attention:
John S. Stoppelman, Esq. (Fax No. 703 827-7455); or, in each case, to such other address as the parties may hereinafter designated by like notice.

10. Parties. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. Neither party may assign this Agreement or its obligations hereunder without the prior written consent of the other party. This Agreement is intended to be, and is, for the sole and exclusive benefit of the parties hereto and the persons described in
Section 7.1 and 7.2 hereof and their respective successors and assigns, and for the benefit of no other person, and no other person will have any legal or equitable right, remedy or claim under, or in respect of this Agreement.

11. Amendment and/or Modification. Neither this Agreement, nor any term or provision hereof, may be changed, waived, discharged, amended, modified or terminated orally, or in any manner other than by an instrument in writing signed by each of the parties hereto.

12. Further Assurances. Each party to this Agreement will perform any and all acts and execute any and all documents as may be necessary and proper under the circumstances in order to accomplish the intents and purposes of this Agreement and to carry out its provisions.

13. Validity. In case any term of this Agreement will be held invalid, illegal or unenforceable, in whole or in part, the validity of any of the other terms of this Agreement will not in any way be affected thereby.

14. Waiver of Breach. The failure of any party hereto to insist upon strict performance of any of the covenants and agreements herein contained, or to exercise any option or right herein conferred in any one or more instances, will not be construed to be a waiver or relinquishment of any such option or right, or of any other covenants or agreements, and the same will be and remain in full force and effect.

15. Entire Agreement. This Agreement contains the entire agreement and understanding of the parties with respect to the subject matter hereof and thereof, respectively, and there are no representations, inducements, promises or agreements, oral or otherwise, not embodied in this Agreement. Any and all prior discussions, negotiations, commitments and understanding relating to the subject matter of these agreements are superseded by them.

16. Counterparts. This Agreement may be executed in counterparts and each of such counterparts will for all purposes be deemed to be an original, and such counterparts will together constitute one and the same instrument.

17. Law. This Agreement will be deemed to have been made and delivered in New York City and will be governed as to validity, interpretation, construction, effect and in all other respects by the internal law of the State of New York. The Company (i) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted exclusively in New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (ii) waives any objection to the venue of any such suit, action or proceeding, and the right to assert that such forum is an inconvenient forum, and (iii) irrevocably consents to the jurisdiction of the New York State Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding. The Company further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agrees that service of process upon it mailed by certified mail to its address shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding.

18. Representations, Warranties and Covenants to Survive Delivery. The respective representations, indemnities, agreements, covenants, warranties and other statements of the Company and the Placement Agent shall survive execution of this Agreement and delivery of the Units and/or the termination of this Agreement prior thereto.

                  19. If you find the foregoing is in accordance with our understanding, kindly sign and return to us a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between us.

                                                     Very truly yours,

                                                              GLOBALINK, INC.




By:
                                                         Harry E. Hagerty, Jr.
                                                         Chief Executive Officer

AGREED:

M.H. MEYERSON & CO., INC.



By:
      Michael Silvestri
      President